                                                                   EXHIBIT 99.13

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MI LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                      $273,371,637
Aggregate Original Principal Balance                         $273,956,076
Number of Mortgage Loans                                            1,513

                                      MINIMUM                   MAXIMUM         AVERAGE (1)
                                      -------                  ---------        -----------
Original Principal Balance            $26,550                  $ 590,750         $181,068
Outstanding Principal Balance         $26,482                  $ 590,750         $180,682

                                       MINIMUM                   MAXIMUM          WEIGHTED AVERAGE (2)
                                       -------                   -------          --------------------
Original Term (mos)                        120                       360                  358
Stated remaining Term (mos)                114                       356                  353
Loan Age (mos)                               4                        11                    5
Current Interest Rate                    4.990%                   11.790%               7.348%
Initial Interest Rate Cap (3)            1.000%                    5.000%               2.863%
Periodic Rate Cap (3)                    1.000%                    2.000%               1.171%
Gross Margin (3)                         3.061%                    9.600%               6.650%
Maximum Mortgage Rate (3)               11.500%                   16.750%              13.617%
Minimum Mortgage Rate (3)                4.220%                   10.600%               7.263%
Months to Roll (3)                           1                        55                   21
Original Loan-to-Value                   80.30%                   100.00%               89.39%
Credit Score (4)                           540                       740                  608

                                              EARLIEST       LATEST
                                             ----------    ----------
Maturity Date                                03/01/2015    05/01/2035

                         PERCENT OF                                   PERCENT OF
  LIEN POSITION         MORTGAGE POOL        YEAR OF ORIGINATION     MORTGAGE POOL
                        -------------                                -------------
1st Lien                       100.00%    2004                                3.79%
2nd Lien                         0.00     2005                               96.21%

OCCUPANCY                                 LOAN PURPOSE

Primary                         97.40%    Purchase                           20.21%
Second Home                      0.55     Refinance - Rate/Term               7.14
Investment                       2.05     Refinance - Cashout                72.65

LOAN TYPE                                 PROPERTY TYPE

Fixed Rate                      15.64%    Single Family                      79.96%
ARM                             84.36     Planned Unit Development           10.13
                                          Two- to Four-Family                 3.55
AMORTIZATION TYPE                         Condominium                         5.32
Fully Amortizing                71.80%    Townhouse                           0.64
Interest-Only                   27.93     Manufactured Housing                0.00
Balloon                          0.27     Rowhouse                            0.39

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES  LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
----------------------- -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
5.500% or less                 4 $   1,112,070       0.41%    5.326%      631  $   278,018    87.48%   74.48%  100.00%
5.501% to 6.000%              57    16,903,728       6.18     5.904       629      296,557    86.90    77.36    56.57
6.001% to 6.500%             130    31,605,846      11.56     6.363       622      243,122    87.77    72.55    45.27
6.501% to 7.000%             298    65,326,069      23.90     6.843       613      219,215    88.33    65.38    39.21
7.001% to 7.500%             279    50,150,249      18.35     7.324       603      179,750    88.81    69.25    28.13
7.501% to 8.000%             356    57,763,169      21.13     7.821       602      162,256    90.49    67.26    15.84
8.001% to 8.500%             188    27,053,265       9.90     8.284       603      143,900    91.74    74.77     5.21
8.501% to 9.000%             130    16,323,142       5.97     8.775       596      125,563    91.92    76.06     3.39
9.001% to 9.500%              34     3,787,989       1.39     9.271       595      111,411    92.97    75.37    14.16
9.501% to 10.000%             25     2,413,462       0.88     9.761       591       96,538    92.99    79.20     0.00
10.001% to 10.500%             9       778,835       0.28    10.272       593       86,537    91.70    89.45     0.00
10.501% to 11.000%             1        49,862       0.02    10.600       619       49,862   100.00   100.00     0.00
11.001% to 11.500%             1        60,480       0.02    11.350       592       60,480   100.00   100.00     0.00
11.501% to 12.000%             1        43,471       0.02    11.790       549       43,471    85.00   100.00     0.00
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 11.790% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.348% per annum.

REMAINING MONTHS TO STATED MATURITY

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
     RANGE OF              OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
 REMAINING MONTHS       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
TO STATED MATURITY       LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
------------------      -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
109 to 120                     3 $     177,632       0.06%    7.592%      601  $    59,211    90.87%  100.00%    0.00%
169 to 180                    16     1,481,253       0.54     7.734       614       92,578    88.39    65.16     0.00
229 to 240                    10       931,405       0.34     7.536       627       93,140    92.25    91.95     0.00
289 to 300                     1       134,600       0.05     8.430       569      134,600    90.00   100.00     0.00
349 to 360                 1,483   270,646,747      99.00     7.344       608      182,499    89.38    69.93    28.21
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 356 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
  RANGE OF ORIGINAL        OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
    MORTGAGE LOAN       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
 PRINCIPAL BALANCES      LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
---------------------   -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
$50,000 or less               32 $   1,433,622       0.52%    9.082%      594  $    44,801    90.49%   94.01%    0.00%
$50,001 to $ 100,000         294    22,730,564       8.31     8.025       603       77,315    90.94    88.57     0.00
$100,001 to $ 150,000        418    51,852,716      18.97     7.712       602      124,050    90.32    80.58     6.48
$150,001 to $ 200,000        259    45,214,759      16.54     7.423       609      174,574    89.94    73.56    19.18
$200,001 to $ 250,000        192    43,048,258      15.75     7.277       610      224,210    89.45    66.92    26.32
$250,001 to $ 300,000        118    32,052,112      11.72     7.177       606      271,628    88.37    66.27    35.98
$300,001 to $ 350,000         77    24,839,782       9.09     6.988       615      322,595    89.30    62.23    49.56
$350,001 to $ 400,000         48    17,890,920       6.54     7.068       614      372,728    88.16    56.14    48.30
$400,001 to $ 450,000         38    15,982,693       5.85     6.817       616      420,597    88.04    58.38    63.22
$450,001 to $ 500,000         27    12,940,444       4.73     6.873       618      479,276    88.07    47.95    55.49
$500,001 to $ 550,000          7     3,692,128       1.35     6.603       624      527,447    86.58    56.55    56.10
$550,001 to $ 600,000          3     1,693,639       0.62     7.167       577      564,546    84.97   100.00    67.47
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $26,482 to approximately $590,750 and the average outstanding principal balance of the Mortgage Loans was approximately $180,682.

PRODUCT TYPES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
    PRODUCT TYPES        LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
---------------------   -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
Balloon Loans                  7 $     729,009       0.27%    8.066%      620  $   104,144    90.81%   74.85%    0.00%
10 Year Fixed Loans            3       177,632       0.06     7.592       601       59,211    90.87   100.00     0.00
15 Year Fixed Loans            9       752,244       0.28     7.411       609       83,583    86.04    55.78     0.00
20 Year Fixed Loans           10       931,405       0.34     7.536       627       93,140    92.25    91.95     0.00
30 Year Fixed Loans          271    40,165,683      14.69     7.296       609      148,213    88.50    77.23     2.52
Six-Month LIBOR Loans          5     1,673,748       0.61     6.156       618      334,750    90.76    70.25     0.00
2/28 LIBOR ARM               932   179,505,848      65.66     7.386       606      192,603    89.44    67.85    33.30
2/1 LIBOR ARM                 67     9,222,293       3.37     7.595       614      137,646    91.71    78.82     0.00
3/27 LIBOR ARM               197    38,148,285      13.95     7.227       616      193,646    89.46    70.44    39.72
3/1 LIBOR ARM                  8     1,042,072       0.38     6.916       631      130,259    88.08    90.89     0.00
5/25 LIBOR ARM                 4     1,023,418       0.37     6.618       632      255,854    88.28    29.84    39.83
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

AMORTIZATION TYPE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
   AMORTIZATION TYPE     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
----------------------  -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
Fully Amortizing           1,234 $ 196,291,975      71.80%    7.534%      606  $   159,070    89.79%   71.57%    0.00%
Balloon                        7       729,009       0.27     8.066       620      104,144    90.81    74.85     0.00
24 Month Interest-Only         8     2,354,187       0.86     7.311       615      294,273    91.27    65.98   100.00
36 Month Interest-Only         2       561,966       0.21     7.239       603      280,983    90.00   100.00   100.00
60 Month Interest-Only       262    73,434,500      26.86     6.845       615      280,284    88.22    65.69   100.00
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
       STATE             LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
--------------------    -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
Alabama                       21 $   2,487,280       0.91%    7.662%      593  $   118,442    91.92%   94.76%    0.00%
Arizona                       34     6,594,894       2.41     7.417       597      193,967    89.61    83.08    32.31
Arkansas                      11     1,346,880       0.49     7.898       605      122,444    88.00    51.20     0.00
California                   168    54,624,321      19.98     6.747       617      325,145    87.84    55.70    66.79
Colorado                      13     3,250,804       1.19     7.160       620      250,062    90.40    25.03    31.68
Connecticut                   43     9,551,267       3.49     7.219       606      222,122    89.31    77.99     8.64
Delaware                       7     1,293,089       0.47     7.256       587      184,727    89.62   100.00     0.00
District of Columbia           3       502,411       0.18     7.686       644      167,470    88.40   100.00     0.00
Florida                      151    24,987,108       9.14     7.588       608      165,478    89.43    57.51    21.85
Georgia                       74    10,634,711       3.89     7.793       602      143,712    90.08    80.12    24.60
Hawaii                         1       223,000       0.08     7.224       604      223,000    84.79     0.00   100.00
Idaho                          4       666,420       0.24     7.193       617      166,605    91.16    81.09    53.34
Illinois                     100    18,368,671       6.72     7.463       614      183,687    88.71    68.88    19.76
Indiana                       47     5,698,837       2.08     7.892       612      121,252    93.17    82.93     0.00
Iowa                          12     1,253,697       0.46     8.145       609      104,475    91.10    73.73     0.00
Kansas                        13     1,375,164       0.50     8.051       612      105,782    93.05    80.41     9.45
Kentucky                      27     3,082,935       1.13     7.792       598      114,183    91.70    90.52     6.19
Louisiana                     10     1,116,845       0.41     7.572       597      111,684    90.32   100.00    13.09
Maine                          7     1,065,676       0.39     7.522       609      152,239    91.40    53.09     0.00
Maryland                      84    18,932,999       6.93     7.182       613      225,393    88.67    81.40    28.11
Massachusetts                 17     3,983,372       1.46     7.025       610      234,316    86.93    51.00    23.60
Michigan                      46     6,929,193       2.53     7.724       612      150,635    90.51    54.53    25.39
Minnesota                     23     4,213,907       1.54     7.349       615      183,213    89.36    77.73    34.59
Mississippi                   13     1,314,944       0.48     8.478       609      101,150    94.30    82.59    19.77
Missouri                      66     7,935,574       2.90     7.896       598      120,236    91.52    87.34     1.69
Nebraska                      10       825,504       0.30     8.007       588       82,550    90.70   100.00     0.00
Nevada                        26     5,689,286       2.08     7.222       609      218,819    88.60    61.34    41.00
New Hampshire                  6     1,429,862       0.52     8.247       607      238,310    88.84    51.00     0.00
New Jersey                    31     7,058,267       2.58     6.931       617      227,686    88.81    74.36    16.41
New Mexico                     3       582,758       0.21     7.653       602      194,253    91.00    77.67     0.00
New York                      46    10,661,748       3.90     7.175       607      231,777    87.83    53.26    18.76
North Carolina                33     4,216,046       1.54     7.938       600      127,759    90.32    78.96     0.00
North Dakota                   3       383,132       0.14     8.468       638      127,711   100.00   100.00     0.00
Ohio                          77     9,530,829       3.49     7.505       599      123,777    91.27    88.35    12.79
Oklahoma                       7       421,917       0.15     9.120       577       60,274    88.79   100.00     0.00
Oregon                        10     1,751,875       0.64     7.069       609      175,187    90.66    63.97    14.12
Pennsylvania                  62     8,940,051       3.27     7.440       599      144,194    90.41    88.01    11.53
Rhode Island                   3       616,042       0.23     6.725       606      205,347    87.08    67.87    25.47
South Carolina                10     1,145,531       0.42     8.004       582      114,553    88.30    67.55    18.33
South Dakota                   1       102,372       0.04     7.550       643      102,372    90.00     0.00     0.00
Tennessee                     14     1,743,638       0.64     7.908       610      124,546    90.32    54.34    13.94
Texas                         36     4,181,082       1.53     8.112       597      116,141    90.34    65.00     0.00
Utah                           6     1,206,864       0.44     7.281       601      201,144    90.94    84.91    56.24
Vermont                        1        59,205       0.02     8.800       596       59,205    90.00   100.00     0.00
Virginia                      62    10,484,214       3.84     7.366       598      169,100    89.76    86.51    15.46
Washington                    28     5,668,545       2.07     7.204       606      202,448    88.94    80.50    41.67
West Virginia                  9       864,100       0.32     7.596       580       96,011    89.71   100.00     0.00
Wisconsin                     33     4,228,319       1.55     8.055       602      128,131    92.51    94.58     0.00
Wyoming                        1       146,449       0.05     6.450       644      146,449    93.04   100.00     0.00
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

No more than approximately 0.52% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
  RANGE OF ORIGINAL     MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
--------------------    -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
80.01% to 85.00%             440 $  84,806,544      31.02%    7.110%      598  $   192,742    84.36%   62.87%   29.80%
85.01% to 90.00%             736   137,518,621      50.30     7.311       609      186,846    89.56    64.97    33.50
90.01% to 95.00%             136    24,052,846       8.80     7.610       619      176,859    94.49    95.46    13.92
95.01% to 100.00%            201    26,993,625       9.87     8.050       627      134,297    99.74    95.47     6.17
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 80.30% to 100.00%

LOAN PURPOSE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
     LOAN PURPOSE        LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
---------------------   -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
Refinance - Cashout        1,053 $ 198,613,814      72.65%    7.257%      607  $   188,617    88.92%   71.08%   31.07%
Purchase                     339    55,251,004      20.21     7.737       614      162,982    91.43    65.84    20.25
Refinance - Rate/Term        121    19,506,819       7.14     7.170       608      161,213    88.37    70.95    17.74
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

PROPERTY TYPE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
   PROPERTY TYPE         LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
-------------------     -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
Single Family              1,236 $ 218,589,750      79.96%    7.363%      608  $   176,853    89.47%   70.11%   27.79%
Planned Unit
 Development                 124    27,698,632      10.13     7.162       601      223,376    88.93    74.19    37.79
Condominium                   82    14,539,934       5.32     7.283       617      177,316    89.48    70.75    28.52
Two- to Four-Family           48     9,707,067       3.55     7.576       621      202,231    88.36    54.74     7.39
Townhouse                     12     1,758,061       0.64     7.521       616      146,505    91.22    70.23    15.97
Rowhouse                      11     1,078,192       0.39     7.513       633       98,017    89.47    69.66     0.00
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

DOCUMENTATION

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
    DOCUMENTATION        LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
--------------------    -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
Full Documentation         1,144 $ 191,389,503      70.01%    7.360%      604  $   167,299    90.05%  100.00%   26.31%
Stated Documentation         300    66,243,886      24.23     7.371       623      220,813    87.53     0.00    30.66
Lite Documentation            69    15,738,248       5.76     7.107       606      228,091    89.13     0.00    36.11
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

OCCUPANCY

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
 OCCUPANCY               LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
-----------             -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
Primary                    1,470 $ 266,266,267      97.40%    7.343%      608  $   181,134    89.43%   70.06%   28.55%
Investment                    35     5,591,905       2.05     7.514       638      159,769    87.36    68.18     0.00
Second Home                    8     1,513,465       0.55     7.556       613      189,183    89.34    68.89    22.15
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
MORTGAGE LOANS AGE      MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
     (MONTHS)            LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
------------------      -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
4                            282 $  51,022,916      18.66%    7.486%      604  $   180,932    88.70%   69.43%   24.91%
5                            722   138,315,145      50.60     7.292       609      191,572    89.43    69.56    32.33
6                            290    51,484,922      18.83     7.183       613      177,534    89.41    72.98    34.13
7                            157    23,358,518       8.54     7.634       608      148,780    90.48    73.11     3.09
8                             50     7,772,169       2.84     7.578       608      155,443    89.06    53.19     8.03
9                              5       583,365       0.21     8.181       607      116,673    95.43    74.69     0.00
10                             6       704,549       0.26     7.552       595      117,425    91.93    57.11     0.00
11                             1       130,053       0.05     7.500       589      130,053    90.00   100.00     0.00
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
ORIGINAL PREPAYMENT     MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
   PENALTY TERM          LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
-------------------     -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
None                         198 $  31,296,285      11.45%    7.834%      609  $   158,062    90.46%   70.77%   15.03%
2 Months                       1       238,500       0.09     7.330       634      238,500    90.00   100.00   100.00
6 Months                       3       448,187       0.16     7.920       618      149,396    97.75   100.00     0.00
7 Months                       1       168,780       0.06     6.500       640      168,780    90.00   100.00   100.00
12 Months                     77    18,581,280       6.80     7.527       606      241,315    87.98    68.39    33.22
18 Months                      1        49,861       0.02     8.990       540       49,861    80.65   100.00     0.00
24 Months                    720   137,396,749      50.26     7.306       606      190,829    89.49    68.49    34.24
30 Months                      5       959,978       0.35     7.825       596      191,996    85.94    34.62     0.00
36 Months                    347    59,436,307      21.74     7.245       615      171,286    89.36    74.07    26.26
48 Months                      2       245,767       0.09     7.359       565      122,884    85.00   100.00     0.00
60 Months                    158    24,549,942       8.98     7.045       609      155,379    88.58    68.92     9.85
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 30 months.

CREDIT SCORES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES   LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
----------------------  -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
540 to 550                    66 $  10,324,833       3.78%    7.674%      545  $   156,437    86.22%   88.68%   10.26%
551 to 575                   283    48,479,366      17.73     7.565       563      171,305    87.74    85.71    25.25
576 to 600                   291    49,449,272      18.09     7.568       589      169,929    88.52    76.51    18.61
601 to 625                   401    70,867,970      25.92     7.401       614      176,728    90.50    64.80    27.41
626 to 650                   340    67,510,400      24.70     7.099       638      198,560    90.28    62.55    38.00
651 to 675                   119    23,712,763       8.67     6.900       657      199,267    90.19    57.77    33.54
676 to 700                     8     1,389,684       0.51     7.429       685      173,711    90.74    30.16    30.43
701 to 725                     4     1,369,196       0.50     6.553       708      342,299    84.81    22.97    28.56
726 to 740                     1       268,152       0.10     6.750       740      268,152    95.00   100.00     0.00
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 740 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 608.

CREDIT GRADE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
CREDIT GRADE             LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
------------            -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
A+                           251 $  49,010,599      17.93%    7.118%      631  $   195,261    90.62%   64.02%   37.98%
A                            523    92,206,961      33.73     7.468       608      176,304    89.97    68.87    25.72
A-                           239    40,962,396      14.98     7.549       583      171,391    88.08    76.20    19.59
B                            267    44,737,473      16.37     7.562       565      167,556    87.31    87.86    20.85
SA1                            3     1,054,740       0.39     6.494       704      351,580    83.27        -    37.07
SA2                            3       417,544       0.15     7.559       687      139,181    89.14    32.24        -
SA3                          227    44,981,924      16.45     6.974       649      198,158    90.25    57.49    36.19
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

GROSS MARGINS

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS   LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
----------------------  -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
3.001% to 3.500%               4 $   1,383,718       0.60%    6.505%      638  $   345,930    86.44%   73.12%    0.00%
3.501% to 4.000%               1       157,058       0.07     6.400       625      157,058    90.00   100.00     0.00
4.001% to 4.500%              18     3,568,170       1.55     7.071       595      198,232    88.54    86.38    23.25
4.501% to 5.000%              26     8,056,100       3.49     6.392       621      309,850    87.70    76.24    72.37
5.001% to 5.500%              32     7,970,500       3.46     6.427       619      249,078    87.73    60.32    49.81
5.501% to 6.000%             105    24,741,596      10.73     6.672       617      235,634    88.41    63.90    40.97
6.001% to 6.500%             224    47,373,619      20.54     7.060       615      211,489    89.19    58.70    35.48
6.501% to 7.000%             421    78,705,895      34.13     7.429       608      186,950    89.48    70.21    32.69
7.001% to 7.500%             174    29,486,722      12.79     7.727       595      169,464    89.77    71.31    25.43
7.501% to 8.000%             141    20,973,782       9.09     8.194       595      148,750    91.51    77.46    17.73
8.001% to 8.500%              40     4,858,083       2.11     8.713       604      121,452    95.05    87.53     8.96
8.501% to 9.000%              18     2,495,478       1.08     9.280       593      138,638    92.73    80.24    15.15
9.001% to 9.500%               8       790,041       0.34    10.020       579       98,755    91.28    89.60     0.00
9.501% to 10.000%              1        54,902       0.02     9.850       625       54,902   100.00   100.00     0.00
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,213 $ 230,615,664     100.00%    7.353%      608  $   190,120    89.53%   68.67%   32.67%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.061% per annum to 9.600% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.650% per annum.

MAXIMUM MORTGAGE RATES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
 RANGE OF MAXIMUM       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
  MORTGAGE RATES         LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
------------------      -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
11.500% or less                1 $     283,750       0.12%    5.500%      632  $   283,750    87.31%    0.00%  100.00%
11.501% to 12.000%            30     9,267,961       4.02     5.886       629      308,932    87.55    73.45    60.43
12.001% to 12.500%            84    20,212,017       8.76     6.342       616      240,619    87.27    71.87    44.55
12.501% to 13.000%           203    47,023,911      20.39     6.741       614      231,645    88.38    63.44    50.11
13.001% to 13.500%           207    41,929,494      18.18     7.158       606      202,558    88.85    70.05    39.43
13.501% to 14.000%           254    45,689,154      19.81     7.583       605      179,879    90.64    73.59    30.68
14.001% to 14.500%           133    22,290,850       9.67     7.948       605      167,600    91.57    70.75    16.46
14.501% to 15.000%           164    25,359,417      11.00     8.186       606      154,631    91.06    62.71     6.05
15.001% to 15.500%            79    11,473,390       4.98     8.535       598      145,233    90.36    70.52     8.30
15.501% to 16.000%            45     5,867,346       2.54     9.066       587      130,385    89.79    57.51     2.99
16.001% to 16.500%            11     1,099,276       0.48     9.850       578       99,934    90.92    92.53     0.00
16.501% to 17.000%             2       119,097       0.05    10.106       609       59,549    94.19    41.87     0.00
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,213 $ 230,615,664     100.00%    7.353%      608  $   190,120    89.53%   68.67%   32.67%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 16.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.617% per annum.

NEXT RATE ADJUSTMENT DATE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
   NEXT RATE            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE          LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
---------------         -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
October 2005                   4 $   1,541,269       0.67%    6.158%      618  $   385,317    90.39%   67.69%    0.00%
March 2006                     1       132,479       0.06     6.130       623      132,479    95.00   100.00     0.00
October 2006                   1       130,053       0.06     7.500       589      130,053    90.00   100.00     0.00
November 2006                  5       656,783       0.28     7.475       598      131,357    92.49    53.99     0.00
December 2006                  1       147,663       0.06     8.000       584      147,663    90.00     0.00     0.00
January 2007                  29     4,631,618       2.01     7.482       617      159,711    89.36    50.68     7.67
February 2007                106    17,043,239       7.39     7.585       607      160,785    90.40    67.72     1.83
March 2007                   170    31,326,915      13.58     7.283       608      184,276    89.81    73.94    37.05
April 2007                   515   103,040,078      44.68     7.338       608      200,078    89.41    67.52    38.36
May 2007                     172    31,751,793      13.77     7.578       599      184,603    89.29    69.16    25.11
December 2007                  1       185,100       0.08     7.950       621      185,100    96.88   100.00     0.00
January 2008                   6       922,992       0.40     7.658       593      153,832    88.87   100.00    29.10
February 2008                 23     3,476,627       1.51     7.628       619      151,158    91.17   100.00    11.79
March 2008                    54    11,004,363       4.77     6.940       625      203,784    89.39    66.12    50.91
April 2008                    67    12,488,694       5.42     7.222       614      186,398    90.76    72.87    36.18
May 2008                      54    11,112,581       4.82     7.315       610      205,789    87.33    61.72    39.19
January 2010                   1       189,374       0.08     8.250       594      189,374    85.00     0.00     0.00
February 2010                  1       121,052       0.05     7.599       628      121,052    88.36     0.00     0.00
April 2010                     2       712,992       0.31     6.018       643      356,496    89.14    42.83    57.17
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,213 $ 230,615,664     100.00%    7.353%      608  $   190,120    89.53%   68.67%   32.67%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------

MORTGAGE INSURANCE

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
        MORTGAGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL   PERCENT
       INSURANCE         LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING   LTV       DOC      IO
----------------------- -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
Mtge Guaranty Insurance
 Corp.                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------
TOTAL:                     1,513 $ 273,371,637     100.00%    7.348%      608  $   180,682    89.39%   70.01%   27.93%
                        -------- ------------- ----------  --------  --------  ----------- --------  -------  -------